UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2020

A10 NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36343	20-1446869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Orchard Parkway

San Jose, CA 95131

(Address of principal executive offices, including zip code)

(408) 325-8668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On February 3, 2020, Lee Chen resigned from the Board of Directors of A10 Networks, Inc. (the “Company”), effective February 4, 2020. On February 4, 2020, Phillip Salsbury also resigned from the Company’s Board and all committees of the Board. Dr. Salsbury’s resignation was in connection with the appointment of J. Michael Dodson as a director, as discussed below. Dr. Salsbury’s and Mr. Chen’s resignations were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Director

On February 4, 2020, the Board appointed J. Michael Dodson to its Board of Directors and as a member of the Audit Committee of the Board.

Pursuant to the letter agreement, dated as of November 20, 2019, among the Company and VIEX Capital Advisors, LLC, VIEX Opportunities Fund, LP – Series One, VIEX Opportunities Fund, LP – Series Two, VIEX GP, LLC, VIEX Special Opportunities Fund II, LP, VIEX Special Opportunities GP II, LLC, VIEX Special Opportunities Fund III, LP, VIEX Special Opportunities GP III, LLC and Eric Singer (collectively, “VIEX”), VIEX exercised its right to identify one independent person for appointment to the Board and notified the Board that it elected to have Mr. Dodson appointed to the Board to replace Dr. Salsbury.

Other than as described above, there is no arrangement or understanding between Mr. Dodson and any other persons pursuant to which Mr. Dodson was elected as a director. There are no family relationships between Mr. Dodson and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Dodson will enter into the Company’s standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-194015) filed with the SEC on March 10, 2014. In addition, Mr. Dodson will be compensated for his service on the Board in accordance with the Company’s standard compensation policy for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.

By:	/s/ Tom Constantino
Tom Constantino
Executive Vice President and Chief Financial Officer

Date: February 6, 2020